                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 19, 2000
                                                   -------------



                            CAREY INTERNATIONAL, INC.
                        ------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                 000-22551            52-1171965
--------------------------     ------------     ------------------
 (State of incorporation       (Commission        (IRS Employer
     or organization)          File Number)     Identification No.)
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               4530 Wisconsin Avenue, N.W., Washington, D.C.          20016
         ----------------------------------------------------------------------
                  (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:   (202) 895-1200
                                                            --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On July 19, 2000, Carey International, Inc. (the "Company") issued a press release announcing that it had entered into a definitive agreement and plan of merger with Limousine Holdings, LLC, Aluwill Acquisition Corp. and Eranja
Acquisition Sub, Inc., affiliates of Chartwell Investments II, LLC, a New York private-equity firm, and Ford Motor Company. The Company also entered into a Stock Option Agreement with Limousine Holdings, LLC and Aluwill Acquisition
Corp. The Company's Board of Directors, with a recommendation of a special committee composed of outside directors, unanimously approved the transaction, which provides for the acquisition of all outstanding shares of the Company's common stock for $18.25 per share in cash.

     The Company and Aluwill Acquisition Corp. will initiate a joint tender offer within approximately two weeks. The completion of the tender offer is subject to certain conditions, including the tender of at least 50.1 percent of the Company's outstanding shares of common stock. Any shares of the Company's common stock not purchased in the tender offer will be acquired in a subsequent merger transaction at the same $18.25 per share cash price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.  The following exhibits are filed herewith:

     2.1 Agreement and Plan of Merger dated as of July 19, 2000 by and among Carey International, Inc., Limousine Holdings, LLC, Aluwill
          Acquisition Corp. and Eranja Acquisition Sub, Inc.

     4.1  Stock Option Agreement dated as of July 19, 2000 by and among Carey
          International, Inc., Limousine Holdings, LLC and Aluwill Acquisition
          Corp.

     99.1 Press Release dated July 19, 2000

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CAREY INTERNATIONAL, INC.


                              By:   /s/ David H. Haedicke
                                   -------------------------------------------
                                     David H. Haedicke, Executive Vice
                                     President and Chief Financial Officer



Date:  July 26, 2000



                                      -3-
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                                 EXHIBIT INDEX


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

                                    EXHIBIT
 2.1 Agreement and Plan of Merger dated as of July 19, 2000 by and among Carey International, Inc., Limousine Holdings, LLC, Aluwill
          Acquisition Corp. and Eranja Acquisition Sub, Inc.

 4.1      Stock Option Agreement dated as of July 19, 2000 by and among Carey
          International, Inc., Limousine Holdings, LLC and Aluwill Acquisition
          Corp.

99.1      Press Release dated July 19, 2000
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